                                                                  Exhibit 10.14

                               FOURTH AMENDMENT TO
                   SECOND AMENDED AND RESTATED LOAN AGREEMENT


     THIS FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AGREEMENT (the "Fourth Amendment"), is made and entered into as of the 30th day of November, 1995, by and among (i) REGAL CINEMAS, INC., a Tennessee corporation with principal office and place of business in Knoxville, Tennessee (the "Borrower"),
(ii)(a) PNC BANK, KENTUCKY, INC., a Kentucky banking corporation with principal office and place of business in Louisville, Kentucky ("PNC"), (b) THE FIRST NATIONAL BANK OF BOSTON, a national banking association with principal office and place of business in Boston, Massachusetts ("Bank of Boston"), (c) FIRST UNION NATIONAL BANK OF TENNESSEE, a national banking association with principal office and place of business in Nashville, Tennessee ("First Union"), (d) FIRST AMERICAN NATIONAL BANK, a national banking association with principal office and place of business in Knoxville, Tennessee ("First American"), (e) THE DAIWA BANK, LIMITED, a Japanese banking corporation maintaining an office in Chicago, Illinois ("Daiwa"), (f) NATIONSBANK OF TENNESSEE, N.A., a national banking association with an office and place of business in Knoxville, Tennessee (NationsBank"), and (g) WACHOVIA BANK OF GEORGIA, N.A., a national banking association with principal office and place of business in Atlanta, Georgia ("Wachovia") (PNC, Bank of Boston, First Union, First American, Daiwa, NationsBank and Wachovia is each hereinafter individually referred to as a "Bank," and all of the same are hereinafter collectively referred to as the "Banks"), (iii) PNC BANK, KENTUCKY, INC., in its capacity as agent for the Banks (in such capacity, the "Agent"), and (iv) THE FIRST NATIONAL BANK OF BOSTON, in its capacity as Lead Manager.

     P R E L I M I N A R Y   S T A T E M E N T:

     A. Pursuant to that certain Second Amended and Restated Loan Agreement dated as of July 7, 1993, among the Borrower, PNC, Bank of Boston, First Union, First American, Daiwa and NationsBank (collectively, the "Original Banks"), the Agent and Bank of Boston, in its capacity as Lead Manager, as amended pursuant to (i) that certain First Amendment to Second Amended and Restated Loan Agreement dated as of May 6, 1994, among the Borrower, the Original Banks and the Agent, (ii) that certain Second Amendment to Second Amended and Restated Loan Agreement dated as of June 15, 1994, among the Borrower, the Original Banks and the Agent, and (iii) that certain Third Amendment to Second Amended and Restated Loan

Agreement dated as of March 31, 1995, among the Borrower, the Original Banks and the Agent (the "Third Amendment") (collectively, the "Loan Agreement"), the Original Banks have established a reducing revolving credit facility in the principal amount of One Hundred Million Dollars ($100,000,000.00) (the "Reducing Revolver") in favor of the Borrower upon the terms and conditions set forth in the Loan Agreement.

     B. The Borrower has now requested that the Original Banks increase the principal amount of the Reducing Revolver from One Hundred Million Dollars ($100,000,000.00) to One Hundred Fifty Million Dollars ($150,000,000.00), and
that the Original Banks agree to certain other amendments and modifications to the Loan Agreement, all which the Original Banks are willing to do upon the express condition that the Borrower execute and deliver this Fourth Amendment and the other documents and instruments referred to herein to which the Borrower is a party.

     C. Wachovia desires to participate in the Reducing Revolver as a Bank under the Loan Agreement up to the principal amount of Seventeen Million Dollars ($17,000,000.00).

     D. The Borrower and the Original Banks are willing to permit Wachovia to participate in the Reducing Revolver up to the principal amount of Seventeen Million Dollars ($17,000,000.00).

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants set forth herein and for other good and valuable consideration, the mutuality, receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

     1. Each capitalized term used herein, unless otherwise expressly defined herein, shall have the meaning set forth in the Loan Agreement.

     2. Wachovia hereby agrees to participate in the Reducing Revolver up to the principal amount of Seventeen Million Dollars ($17,000,000.00). In furtherance thereof, Wachovia is hereby made a party to the Loan Agreement and shall be a Bank for all purposes of the Loan Agreement and the other Loan Instruments, and Wachovia hereby assumes all obligations of a Bank under the Loan Agreement up to its Pro Rata Share of the aggregate Revolving Loan Commitments of the Banks. Without in any way limiting the generality of the foregoing, Wachovia hereby severally agrees, subject to the limitations set forth in the Loan Agreement, to lend to the Borrower from time to time during the period from the date of this Fourth Amendment to but excluding the Revolving Loan Commitment Termination Date, an aggregate amount not exceeding its Pro Rata Share of the aggregate Revolving Loan Commitments of the Banks.

     3. The term "Loan Instruments", as defined in Section 1.67 of the Loan Agreement, is hereby redefined to mean the Loan Agreement, as amended by this Fourth Amendment, the Revolving Notes, as such term is redefined herein, the Guaranty Agreement, as such term is redefined herein, the Stock Pledge Agreement, as such term is redefined herein, any Interest Rate Agreement entered into by the Borrower, any applications, reimbursement agreements and other documents or certificates executed in favor of PNC relating to the Letters of Credit, all Borrowing Certificates and Compliance Certificates delivered to the Agent, and all other agreements, documents and instruments securing and/or pertaining to the Reducing Revolver.

     4. The term "Reducing Revolver", as defined in Section 1.94 of the Loan Agreement, is hereby redefined to mean the reducing revolving credit facility established by the Banks in favor of the Borrower in the principal amount of One Hundred Fifty Million Dollars ($150,000,000.00) pursuant to the Loan Agreement and this Fourth Amendment, pursuant to which the Borrower may obtain Revolving Loans and/or Letters of Credit during the term of the Reducing Revolver. All references to the "aggregate principal balance of the Revolving Loans outstanding" or similar phrases in this Loan Agreement shall mean, as at the date of determination thereof, the sum of (i) the entire aggregate outstanding principal balance of all Revolving Loans made by the Banks pursuant to the Loan Agreement, and (ii) the then-existing Letter of Credit Usage.

     5. Section 1.119 of the Loan Agreement, which was added to the Loan Agreement pursuant to the Third Amendment, is hereby deleted.

     6. The term "Guaranty Agreement", as defined in Section 1.121 of the Loan Agreement, is hereby redefined to mean, collectively, (a) that certain Guaranty Agreement dated as of March 31, 1995, executed and delivered by Litchfield Theatres, Ltd. in favor of the Agent, in its capacity as agent for the Banks, as amended pursuant to that certain First Amendment to Guaranty Agreement of even date herewith, between Litchfield Theatres, Ltd. and the Agent, in its capacity as agent for the Banks, together with all future amendments and modifications thereto, and (b) that certain Guaranty Agreement of even date herewith, executed and delivered by Neighborhood Entertainment, Inc., in favor of the Agent, in its capacity as agent for the Banks, together with all future amendments and modifications thereto.

     7. The term "Stock Pledge Agreement", as defined in Section 1.122 of the Loan Agreement, is hereby redefined to mean that certain Stock Pledge Agreement dated as of March 31, 1995, between the Borrower and the Agent, in its capacity as agent for the Banks, as amended pursuant to that certain First Amendment to Stock Pledge Agreement of even date herewith, between the Borrower and the Agent, in its capacity as agent for the Banks, together with all future amendments and modifications thereto.

     8. The Loan Agreement is amended by adding Section 1.123 as follows:

          1.123 'Net Worth' means, as at any date on which the amount thereof shall be determined, the stockholders equity of the Borrower, as determined in accordance with GAAP and by reference to the most recent consolidated balance sheet of the Borrower.

     9. The Banks hereby increase the principal amount of the Reducing Revolver from One Hundred Million Dollars ($100,000,000.00) to One Hundred Fifty Million Dollars ($150,000,000.00). Section 2 of the Loan Agreement is hereby amended to reflect the increase in the principal amount of the Reducing Revolver from One Hundred Million Dollars ($100,000,000.00) to One Hundred Fifty Million Dollars ($150,000,000.00) and to substitute the figure "One Hundred Fifty Million Dollars ($150,000,000.00)" for the figure "One Hundred Million Dollars ($100,000,000.00)" wherever the same appears in Section 2 of the Loan Agreement. In furtherance thereof, each Bank's "Revolving Loan Commitment", as defined in
Section 2.1A of the Loan Agreement and as set forth on Schedule 2.1 attached to the Loan Agreement and Exhibit A attached to the Third Amendment, is hereby redefined to mean each Bank's Revolving Loan Commitment set forth opposite its name on Exhibit A attached hereto and made a part hereof, which shall supersede in its entirety Schedule 2.1 attached to the Loan Agreement and Exhibit A attached to the Third Amendment. The obligation of the Borrower to repay all advances under the Reducing Revolver plus accrued interest thereon shall be evidenced by the Revolving Notes and the Loan Agreement, as amended by this Fourth Amendment. As of the date of this Fourth Amendment, the Revolving Notes issued and outstanding pursuant to the Loan Agreement and this Fourth Amendment include (a) that certain Amended and Restated Reducing Revolving Promissory Note dated November 30, 1995, made by the Borrower, payable to the order of PNC, and in the face principal amount of Thirty-Three Million Dollars ($33,000,000.00),
(b) that certain Amended and Restated Reducing Revolving Promissory Note dated November 30, 1995, made by the Borrower, payable to the order of Bank of Boston, and in the face principal amount of Twenty-Six Million Dollars ($26,000,000.00),
(c) that certain Amended and Restated Reducing Revolving Promissory Note dated November 30, 1995, made by the Borrower, payable to the order of First Union, and in the face principal amount of Twenty Million Dollars ($20,000,000.00), (d) that certain Amended and Restated Reducing Revolving Promissory Note dated November 30, 1995, made by the Borrower, payable to the order of First American, and in the face principal amount of Seventeen Million Dollars ($17,000,000.00),
(e) that certain Amended and Restated Reducing Revolving Promissory Note dated November 30, 1995, made by the Borrower, payable to the order of Daiwa, and in the face principal amount of Seventeen Million Dollars ($17,000,000.00), (f) that certain Amended and Restated Reducing Revolving Promissory Note dated November 30, 1995, made by the Borrower, payable to the order of NationsBank, and in the face principal amount of Twenty Million Dollars ($20,000,000.00), and
(g) that certain Reducing Revolving Promissory Note dated November 30, 1995, made by the Borrower, payable to the order of Wachovia, and in the face principal amount of Seventeen Million Dollars ($17,000,000.00).

     10. Section 2.1E of the Loan Agreement, titled Scheduled Reductions in Revolving Loan Commitments, is hereby amended to provide that the Revolving Loan Commitments of the Banks shall permanently reduce by the following amounts and on the following dates (the "Revolving Loan Commitment Reduction Dates") in proportion to each Bank's Pro Rata Share per the following schedule:

     Revolving Loan                 Scheduled Reduction              Remaining
       Commitment                      in Revolving                  Revolving
     Reduction Date                  Loan Commitments            Loan Commitments
     --------------                 -------------------          ----------------
     October 1, 1997                    $ 7,500,000                 $142,500,000
     January 1, 1998                    $ 7,500,000                 $135,000,000
     April 1, 1998                      $ 7,500,000                 $127,500,000
     July 1, 1998                       $ 7,500,000                 $120,000,000
     October 1, 1998                    $ 7,500,000                 $112,500,000
     January 1, 1999                    $ 7,500,000                 $105,000,000
     April 1, 1999                      $ 7,500,000                 $ 97,500,000
     July 1, 1999                       $ 7,500,000                 $ 90,000,000
     October 1, 1999                    $11,250,000                 $ 78,750,000
     January 1, 2000                    $11,250,000                 $ 67,500,000
     April 1, 2000                      $11,250,000                 $ 56,250,000
     July 1, 2000                       $11,250,000                 $ 45,000,000
     October 1, 2000                    $11,250,000                 $ 33,750,000
     January 1, 2001                    $11,250,000                 $ 22,500,000
     April 1, 2001                      $11,250,000                 $ 11,250,000
     June 30, 2001                      $11,250,000                        0

     The schedule set forth in this Section 10 shall supersede in their entirety the schedules respectively set forth in Section 2.1E of the Loan Agreement and
Section 7 of the Third Amendment.

     11. The schedules of the Applicable Base Rate Margins respectively set forth in Section 2.2A(i) of the Loan Agreement and Section 8 of the Third Amendment are hereby amended and restated as follows:

                                                           Applicable
                  Pricing Level                         Base Rate Margin
                  -------------                         ----------------
                Pricing Level I                                0%
                Pricing Level II                               0%
                Pricing Level III                              0%
                Pricing Level IV                               0%
                Pricing Level V                                0%

     12. The schedules of the Applicable LIBOR Rate Margins respectively set forth in Section 2.2A(ii) of the Loan Agreement and Section 9 of the Third Amendment are hereby amended and restated as follows:

                                                      Applicable LIBOR
                 Pricing Level                           Rate Margin
                 -------------                        ----------------
                Pricing Level I                            1 and 1/2%
                Pricing Level II                           1 and 1/4%
                Pricing Level III                                  1%
                Pricing Level IV                            3/4 of 1%
                Pricing Level V                             1/2 of 1%


     13. Section 2.3B of the Loan Agreement, titled Commitment Fee, is hereby amended to provide that the Borrower shall pay to the Agent, for the benefit of the Banks in proportion to their respective Pro Rata Shares, commitment fees for the period from and including the effective date of this Fourth Amendment to and excluding the date the Revolving Loan Commitments expire, equal to the average of the daily excess of the Revolving Loan Commitments (as reduced in accordance with the schedule set forth in Section 10 of this Fourth Amendment or pursuant to Section 2.4C of the Loan Agreement) over the aggregate principal amount of Revolving Loans outstanding plus the Letter of Credit Usage multiplied by 1/4 of 1% per annum, such commitment fees to be calculated on the basis of a 360-day year and the actual number of days elapsed and to be payable quarterly in arrears on the last day of each Fiscal Quarter, commencing on the first such date to occur after the date of this Fourth Amendment, and on the date the Revolving Loan Commitments expire. Reductions in the amounts available for borrowing under the Revolving Loan Commitments arising from the operation of the limitation set forth in the second paragraph of Section 2.1A of the Loan Agreement shall not constitute usages of Revolving Loan Commitments for purposes of this Section 13 or Section 2.3B of the Loan Agreement and shall not reduce the amount of the commitment fees payable by the Borrower under this Section 13 or Section 2.3B of the Loan Agreement.

     14. The schedules of the Applicable Letter of Credit Fee Percentages set forth in Section 2.7F(ii) of the Loan Agreement and Section 13 of the Third Amendment are hereby amended and restated as follows:

                                                       Applicable Letter
                 Pricing Level                     of Credit Fee Percentage
                 -------------                     ------------------------
                Pricing Level I                            1 and 1/2%
                Pricing Level II                           1 and 1/4%
                Pricing Level III                                  1%
                Pricing Level IV                            3/4 of 1%
                Pricing Level V                             1/2 of 1%

     15. Section 8.12 of the Loan Agreement, titled Pro Forma Debt Service Coverage, and Section 19 of the Third Amendment are hereby amended to provide that the Borrower will not permit, as at each Fiscal Quarter end, the ratio of
(a) its Cash Flow From Operations for the four-Fiscal Quarter period ended on such four-Fiscal Quarter end, to (b) its Pro Forma Debt Service in respect of the four (4) immediately succeeding Fiscal Quarters:

         (i) To be less than 1.25 to 1.0 as at any Fiscal Quarter end during the period from the date hereof through June 30, 1997; and

         (ii) To be less than 1.5 to 1.0 at any Fiscal Quarter end after July 1, 1997.

     For purposes of determining the Borrower's compliance with the provisions of this Section 14 as of each Funding Date and/or Transaction Date, the Borrower's Cash Flow From Operations shall be determined for the twelve full calendar months preceding the particular Funding Date and/or Transaction Date, the Borrower's Pro Forma Debt Service shall be determined for the twelve full calendar months commencing with the calendar month in which the particular Funding Date and/or Transaction Date occurs, and the Borrower will not permit the ratio of the Borrower's Cash Flow From Operations for the twelve full calendar months preceding the particular Funding Date and/or Transaction Date to the Borrower's Pro Forma Debt Service for the twelve full calendar months commencing with the calendar month in which the particular Funding Date and/or Transaction Date occurs:

         (i) To be less than 1.25 to 1.0 as at any calendar month end during the period from the date hereof through June 30, 1997; and

         (ii) To be less than 1.5 to 1.0 at any calendar month end after July 1, 1997.

     16. Section 8.13 of the Loan Agreement, titled Minimum Tangible Net Worth, and renamed Minimum Net Worth pursuant to this Fourth Amendment, and Section 20 of the Third Amendment are hereby amended to provide that the Borrower will not permit its Net Worth, as such term has been defined herein, (a) to be less than Eighty Million Dollars ($80,000,000.00) as of June 29, 1995, and (b) with respect to each Fiscal Quarter of the Borrower after Fiscal Quarter ended June 29, 1995, to be less than the minimum Net Worth required of the Borrower as at its immediately preceding Fiscal Quarter end plus the sum of (i) 50% of its Net Income (but not including any net losses) for its Fiscal Quarter then ended,
(ii) 100% of all proceeds (net of underwriters' discount and other customary and usual closing costs) realized by the Borrower from the private placement and/or public offering of any shares of its stock during the Borrower's Fiscal Quarter then ended, and (iii) 100% of all additions to the Borrower's stockholders' equity resulting from the issuance by the Borrower of its capital stock to pay in whole or in part the purchase price of Theaters acquired by the Borrower during the Borrower's Fiscal Quarter then ended.

    17. Section 8.14 of the Loan Agreement, titled Capital Expenditures, and
Section 21 of the Third Amendment are hereby amended to provide that the Borrower will not make or incur Capital Expenditures in excess of the following amounts:

         (i) $70,000,000.00 during the Loan Year ending June 30, 1996;

         (ii) $70,000,000.00 during the Loan Year ending June 30, 1997;

         (iii) $35,000,000.00 during the Loan Year ending June 30, 1998; and

         (iv) $17,500,000 during any Loan Year ending after June 30, 1998.

     The Banks agree that the portion of any Capital Expenditures paid for by the issuance and sale of capital stock of the Borrower shall not be subject to the limitations on the incurrence of Capital Expenditures per the schedule set forth above; provided, the Borrower will not make or incur Capital Expenditures, including Capital Expenditures paid for by the issuance and sale of capital stock of the Borrower, in excess of the following amounts:

          (i) $85,000,000.00 during the Loan Year ending June 30, 1996;

          (ii) $85,000,000.00 during the Loan Year ending June 30, 1997;

          (iii) $50,000,000.00 during the Loan Year ending June 30, 1998; and

          (iv) $32,500,000.00 during any Loan Year ending after June 30, 1998.

     The Borrower shall have the right, to the extent the Borrower has not expended the maximum amount of Capital Expenditures permitted to be expended by the Borrower in any Loan Year pursuant to the schedules set forth above, to expend the amount of such unexpended Capital Expenditures in respect of such Loan Year (the "Carryover Capital Expenditures") in the immediately succeeding Loan Year, subject to (a) the Borrower may expend the Carry over Capital Expenditures in respect of a particular Loan Year only in the immediately succeeding Loan Year, (b) the amount of the Carryover Capital Expenditures which may be carried over from a Loan Year may not exceed thirty percent (30%) of the amount of Capital Expenditures permitted to be expended by the Borrower in such Loan Year per the schedules set forth above, and (c) all Capital Expenditures expended by the Borrower in any Loan Year shall be deemed the expenditure by the Borrower of a dollar for dollar portion of the maximum amount of Capital Expenditures permitted to be expended by the Borrower in such Loan Year per the schedules set forth above before any such Capital Expenditures expended by the Borrower shall be deemed the expenditure by the Borrower of any portion of the amount of Carryover Capital Expenditures carried over into such Loan Year. Any Carryover Capital Expenditures not permitted to be expended by the Borrower in any particular Loan Year by virtue of the provisions of clauses (a), (b) or (c) of the immediately preceding sentence may not be thereafter expended by the Borrower without the prior written consent of the Requisite Banks.

    18. The Borrower, the Banks (other than Daiwa) and the Agent acknowledge that Daiwa is attempting to sell its banking operations and assets located in the United States, including, without limitation, its Revolving Loans and Revolving Loan Commitment, as a going concern to a successor financial institution. Daiwa hereby agrees that, in the event any proposed purchaser of Daiwa's Revolving

Loans and Revolving Loan Commitment is not acceptable to the Agent and/or the Borrower in their reasonable good faith discretion, or in the event Daiwa has not entered into an agreement providing for the sale of its Revolving Loans and Revolving Loan Commitment to an Eligible Assignee acceptable to both the Agent and the Borrower in their reasonable good faith discretion on or before February 2, 1996 (or such later date as shall be acceptable to the Agent in its sole and absolute discretion), Daiwa shall, at the option of and upon request by the Agent, (a) sell its Revolving Loans and Revolving Loan Commitment to such of the other Banks that elect in their sole and absolute discretion to purchase Daiwa's Revolving Loans and Revolving Loan Commitment, which electing Banks shall thereupon purchase Daiwa's Revolving Loans and Revolving Loan Commitment on a pro rata basis based upon their respective Revolving Loan Commitments or on such other basis as such Banks may agree among themselves, and/or (b) sell its Revolving Loans and Revolving Loan Commitment to an Eligible Assignee identified and approved by both the Agent and the Borrower in their reasonable good faith discretion provided that such Eligible Assignee is ready, willing and able to purchase Daiwa's Revolving Loans and Revolving Loan Commitment or the relevant portion thereof for the purchase price set forth below. In the event the Agent requests Daiwa to sell its Revolving Loans and Revolving Loan Commitment pursuant to this Section 18, the closing of the sale and purchase thereof shall occur not less than thirty (30) days after the Agent has given Daiwa written notice of the purchaser(s) of Daiwa's Revolving Loans and Revolving Loan Commitment, or such shorter period of time as Daiwa shall consent to in writing in its sole and absolute discretion or which shall otherwise be required under applicable federal or state law. Any sale of Daiwa's Revolving Loans and Revolving Loan Commitment pursuant to this Section 18 shall be for an aggregate purchase price equal to the unpaid principal balance of and all accrued interest on Daiwa's Revolving Loans plus any accrued and unpaid commitment fees on Daiwa's Revolving Loan Commitment pursuant to Section 13 hereof and any other amounts agreed to between Daiwa and the purchaser(s) thereof, but less any Letter of Credit Fees paid to Daiwa for the unexpired period of time for which such Letter of Credit Fees were paid.

     19. The Borrower agrees to pay to the Agent, on behalf of the Banks, closing fees to the Banks per the following schedule:

                 Bank                                        Closing Fee
                 ----                                        -----------
          1.     PNC                                          $ 8,125.00
          2.     Bank of Boston                                 6,250.00
          3.     First Union                                    9,375.00
          4.     First American                                 5,625.00
          5.     Daiwa                                          5,625.00
          6.     NationsBank                                    6,250.00
          7.     Wachovia                                      21,250.00
                                                               ---------

                                                       TOTAL  $62,500.00

     The Borrower further agrees to pay all out-of-pocket fees and expenses, including, without limitation, reasonable attorneys' fees, incurred by the Agent in preparing, negotiating and obtaining the execution and delivery of this Fourth Amendment and the other documents and instruments referred to herein and in consummating the transactions described herein.

     20. This Fourth Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument.

     21. Except to the extent expressly amended or modified hereby, the Borrower hereby ratifies and reaffirms each of its covenants, agreements, obligations, representations and warranties set forth in the Loan Agreement.

     22. This Fourth Amendment shall be effective as of the later of (a) November 30, 1995, or (b) the date of delivery of the following documents to the Banks and/or the Agent:

          (i) This Fourth Amendment, duly executed by the Borrower and each of the Banks;

          (ii) The Amended and Restated Reducing Revolving Promissory Notes referred to in Section 9 of this Fourth Amendment, duly executed by the Borrower;

          (iii) That certain First Amendment to Stock Pledge Agreement dated as of November 30, 1995, between the Borrower and the Agent, duly executed by the Borrower, together with the stock certificates evidencing all of the issued and outstanding shares of common stock of Neighborhood Entertainment, Inc. with duly executed blank stock powers attached thereto;

          (iv) That certain First Amendment to Guaranty Agreement dated as of November 30, 1995, between Litchfield Theatres, Ltd. and the Agent, duly executed and delivered by Litchfield Theatres, Ltd.;

          (v) That certain Guaranty Agreement dated as of November 30, 1995, from Neighborhood Entertainment, Inc. to the Agent, duly executed and delivered by Neighborhood Entertainment, Inc.;

          (vi) Certified resolutions of the Board of Directors of the Borrower, authorizing the increase in the Reducing Revolver reflected herein and the Borrower's execution and delivery of this Fourth Amendment and the other documents referred to herein to be executed by the Borrower;

          (vii) Certified resolutions of the Board of Directors of Litchfield Theatres, Inc., authorizing the execution and delivery of the First Amendment to Guaranty Agreement referred to in subpart (iv) above;

          (viii) Certified resolutions of the Board of Directors of Neighborhood Entertainment, Inc., authorizing the execution and delivery of the Guaranty Agreement referred to in subpart (v) above; and

          (ix) An opinion of counsel on behalf of the Borrower, Litchfield Theatres, Ltd. and Neighborhood Entertainment, Inc., in form and substance satisfactory to the Agent.

     IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to Second Amended and Restated Loan Agreement to be duly executed as of the day and year first above written.


                                       REGAL CINEMAS, INC.



                                       By:______________________________
                                          Michael L. Campbell, President

                                                (the "Borrower")

                                       PNC BANK, KENTUCKY, INC.



                                       By:_______________________________

                                       Title:____________________________

                                       Address:  PNC Bank, Kentucky, Inc.
                                                 Citizens Plaza
                                                 500 West Jefferson Street
                                                 Louisville, KY  40202
                                                 Attn:  Benjamin Willingham
                                                        Regional Corporate
                                                        Banking Group

                                                        ("PNC")


                                       THE FIRST NATIONAL BANK OF BOSTON



                                       By:_______________________________

                                       Title:____________________________

                                       Address:  The First National Bank
                                                   of Boston
                                                 Media & Communications
                                                   Dept.
                                                 100 Federal Street
                                                 Mail Stop 01-08-08
                                                 Boston, MA  02110
                                                 Attn:  Matthew E. Murphy,
                                                        Vice President

                                                 ("Bank of Boston")

                                       FIRST UNION NATIONAL BANK OF
                                         TENNESSEE



                                       By:_______________________________

                                       Title:____________________________


                                       Address:  First Union National Bank
                                                   of Tennessee
                                                 150 4th Avenue
                                                 Box 2648
                                                 Nashville, TN  37219
                                                 Attn:  S. Scott Miler,
                                                        Vice President

                                                 ("First Union")



                                       FIRST AMERICAN NATIONAL BANK



                                       By:_______________________________

                                       Title:____________________________


                                       Address:  First American National
                                                   Bank
                                                 505 S. Gay Street
                                                 Knoxville, TN  37902
                                                 Attn:  Eric Schwarzentraub,
                                                        Vice President

                                                 ("First American")

                                       THE DAIWA BANK, LIMITED



                                       By:_______________________________

                                       Title:____________________________




                                       By:_______________________________

                                       Title:____________________________


                                       Address:  The Daiwa Bank, Limited
                                                 One Peachtree Center
                                                 303 Peachtree Street
                                                 Suite 4420
                                                 Atlanta, GA  30308
                                                 Attn:  Terry Herron,
                                                        Vice President

                                                        ("Daiwa")



                                       NATIONSBANK OF TENNESSEE, N.A.



                                       By:_______________________________

                                       Title:____________________________

                                       Address:  NationsBank of Tennessee,
                                                   N.A.
                                                 550 Main Avenue
                                                 Knoxville, TN  37901-0017
                                                 Attn:  John F. Fisher,
                                                 Senior Vice President

                                                 ("NationsBank")

                                       WACHOVIA BANK OF GEORGIA, N.A.



                                       By:_______________________________

                                       Title:____________________________

                                       Address:  191 Peachtree St, N.E.
                                                 Mail Code 3940
                                                 Atlanta, GA  30303
                                                 Attn:  Nick T. Weaver,
                                                        Vice President

                                                      ("Wachovia")

                                             (collectively, the "Banks")


                                       PNC BANK, KENTUCKY, INC., in its
                                       capacity as Agent



                                       By:_______________________________

                                       Title:____________________________

                                                      (the "Agent")




                                       THE FIRST NATIONAL BANK OF BOSTON,
                                       in its capacity as Lead Manager



                                       By:_______________________________

                                       Title:____________________________

                                    EXHIBIT A



                                                                Amount                       Pro Rata Share of
                                                             of Revolving                   Aggregate Revolving
                     Name of Bank                           Loan Commitment                  Loan Commitments
                     ------------                           ---------------                 -------------------
 1.     PNC Bank, Kentucky, Inc.                            $    33,000,000                        22.00%

 2.     The First National Bank of
          Boston                                            $    26,000,000                      17.3333%

 3.     First Union National Bank
          of Tennessee                                      $    20,000,000                      13.3334%

 4.     First American National
          Bank                                              $    17,000,000                      11.3333%

 5.     The Daiwa Bank, Limited                             $    17,000,000                      11.3333%

 6.     NationsBank of Tennessee, N.A.                      $    20,000,000                      13.3334%

 7.     Wachovia Bank of Georgia, N.A.                      $    17,000,000                      11.3333%
                                                            ---------------                      --------

                                                   TOTAL    $150,000,000.00                       100.00%